MUNIYIELD
QUALITY
FUND, INC.










FUND LOGO









Annual Report

October 31, 1996



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQY




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MuniYield Quality Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield Quality Fund, Inc. earned $0.899 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 6.17%, based on a month-end net asset value of $14.57 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.93%, based on a change in per share net asset value from $14.58 to $14.57, and assuming reinvestment of $0.898 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +5.31%, based on a change in per share net asset value from $14.31 to $14.57, and assuming reinvestment of $0.444 per share income dividends.

The average yields of the Fund's Auction Market Preferred Stock for the six-month period ended October 31, 1996 were as follows: Series A, 3.68%; Series B, 3.37%; Series C, 3.73%; and Series D, 3.50%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately
35 basis points (0.35%) to close the six-month period ended October
31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended
October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures.
Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the third quarter of the Fund's fiscal year ended October 31, 1996, we maintained MuniYield Quality Fund, Inc.'s neutral-to-defensive position by cutting the Fund's exposure to the bond market and maintaining a high cash reserve position. We developed this strategy in anticipation of stronger economic growth and the possibility of rising inflation. The economy experienced growth which later subsided, and inflation never rose to become a signifi-cant problem. The bond market reacted favorably to these events, and interest rates started to trend lower.

Upon realizing that growth and inflation would not be a problem and that radical tax reform was not imminent, we shifted our portfolio strategy during the Fund's fourth fiscal quarter. We returned to the municipal bond market by lowering our cash reserve position and structuring the portfolio to participate in any bond market rally. While being defensive during the third fiscal quarter caused us to miss some market opportunities, our fourth quarter strategy worked out well. We anticipate this same strategy will continue to show strong results over the near term. Over the last 12 months, the Fund provided shareholders with an attractive yield and total return.

In Conclusion
We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



December 9, 1996



PROXY RESULTS
During the six-month period ended October 31, 1996, MuniYield
Quality Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                             Shares Voted         Shares Voted
                                                                                 For            Without Authority
1.To elect the Fund's Board of Directors:           James H. Bodurtha        29,108,658              737,744
                                                    Herbert I. London        29,105,867              740,535
                                                    Robert R. Martin         29,101,635              744,767
                                                    Arthur Zeikel            29,101,321              745,081

                                                                          Shares Voted    Shares Voted   Shares Voted
                                                                              For           Against        Abstain
2.To ratify the selection of Deloitte & Touche LLP as the Fund's
  independent auditors for the current fiscal year.                        29,102,611       185,962        557,828


During the six-month period ended October 31, 1996, MuniYield
Quality Fund, Inc. Preferred Stock shareholders (Series A, B, C and
D) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:


                                                                             Shares Voted         Shares Voted
                                                                                 For            Without Authority
1.To elect the Fund's Board of Directors:
  James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May,
  Andre F. Perold and Arthur Zeikel as follows:     Series A                    1,520                 200
                                                    Series B                    1,198                  61
                                                    Series C                    1,386                  60
                                                    Series D                    1,573                  39

                                                                          Shares Voted    Shares Voted   Shares Voted
                                                                              For           Against        Abstain
2.To ratify the selection of Deloitte & Touche
  LLP as the Fund's independent auditors
  for the current fiscal year as follows:           Series A                 1,520             0             200
                                                    Series B                 1,259             0               0
                                                    Series C                 1,446             0               0
                                                    Series D                 1,568            21              23



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                   S&P      Moody's   Face                                                                        Value
State             Ratings   Ratings  Amount                         Issue                                       (Note 1a)
Alabama--1.1%     BBB       Baa1    $ 3,000  Courtland, Alabama, IDB, IDR, Refunding (Champion
                                             International Corporation), Series A, 7.20% due 12/01/2013         $  3,239
                  BBB       Baa1      3,640  Courtland, Alabama, IDB, Solid Waste Disposal Revenue
                                             Bonds (Champion International Corporation Project),
                                             AMT, 7% due 6/01/2022                                                 3,806

Alaska--1.7%      A-        A         5,000  Alaska Industrial Development and Export Authority
                                             (Revolving Fund), AMT, Series A, 6.50% due 4/01/2014                  5,236
                  NR*       NR*       6,000  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024              5,878

Arizona--0.6%     A1+       P1          200  Coconino County, Arizona, Pollution Control Corporation
                                             Revenue Bonds (Arizona Public Service--Navajo Project),
                                             VRDN, AMT, Series A, 3.65% due 10/01/2029 (a)                           200
                  A1+       P1          200  Maricopa County, Arizona, Pollution Control Corporation,
                                             PCR, Refunding (Arizona Public Service Company), VRDN,
                                             Series B, 3.55% due 5/01/2029 (a)                                       200
                  AA        Aa        1,825  Maricopa County, Arizona, Unified School District No. 48
                                             (Scottsdale School Improvement), UT, 6.60% due 7/01/2012              2,075
                  A1+       NR*       1,600  Pima County, Arizona, IDA, Revenue Refunding Bonds (Guaranteed
                                             Mortgage Obligation), VRDN, AMT, Series A, 3.85% due 6/30/2021 (a)    1,600

Arkansas--0.4%    AAA       NR*       2,235  Arkansas State Development Finance Authority, S/F Mortgage
                                             Revenue Bonds, AMT, Series A, 7.30% due 3/01/2013 (h)                 2,366
                  A1+       P1          100  Clark County, Arkansas, Solid Waste Disposal Revenue Bonds
                                             (Reynolds Metals Company Project), VRDN, AMT,
                                             3.60% due 8/01/2022 (a)                                                 100

California--2.5%                             California State Public Works Board, Lease Revenue Bonds,
                                             Series A (i):
                  A         A         6,800    (Department of Corrections, Monterey County--Soledad II),
                                               7% due 11/01/2004                                                   7,957
                  AAA       Aaa       7,000    (Various University of California Projects), 6.60%
                                               due 12/01/2002                                                      7,916

Colorado--8.8%    AAA       Aaa       3,000  Adams and Arapahoe Counties, Colorado, Joint School District
                                             No. 28-J (Aurora), UT, Series C, 5.75% due 12/01/2005 (c)             3,178
                                             Colorado HFA, S/F Program:
                  NR*       Aa        2,500    AMT, Senior Series A-1, 7.40% due 11/01/2027                        2,754
                  NR*       Aa        7,000    AMT, Senior Series D-1, 7.375% due 6/01/2026                        7,648
                  NR*       Aa        4,350    Refunding, AMT, Senior Series B-1, 7.90% due 12/01/2025             4,916
                  NR*       Aa        1,465    Senior Series C-2, 7.45% due 6/01/2017                              1,635
                  NR*       Aaa       1,350  Colorado Health Facilities Authority, Hospital Revenue Bonds
                                             (P/SL Healthcare System Project), Series A, 6.875% due
                                             2/15/2003 (i)                                                         1,528
                  NR*       Aaa       4,550  Colorado Health Facilities Authority Revenue Bonds (Swedish
                                             Medical Center Project), Series A, 6.80% due 1/01/2003 (i)            5,122
                                             Denver, Colorado, City and County Airport Revenue Bonds:
                  BBB       Baa      10,000    AMT, Series B, 7.25% due 11/15/2023                                10,770
                  BBB       Baa       5,000    AMT, Series D, 7.75% due 11/15/2013                                 5,943
                  BBB       Baa       7,250    AMT, Series D, 7.75% due 11/15/2021                                 8,029
                  AAA       Aaa       5,000    Refunding, Series D, 5.50% due 11/15/2025 (c)                       4,838

District of       AAA       Aaa       5,000  District of Columbia, Revenue Bonds (American University),
Columbia--0.8%                               5.625% due 10/01/2026 (b)                                             4,876

Florida--1.5%     AA        Aa        5,000  Gainesville, Florida, Utilities System, Revenue Refunding Bonds,
                                             Series A, 5.20% due 10/01/2022                                        4,715
                  A1+       VMIG1++     200  Manatee County, Florida, PCR, Refunding (Florida Power &
                                             Light Company Project), VRDN, 3.60% due 9/01/2024 (a)                   200
                  NR*       Baa       3,405  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                             Education and Research Foundation Project), Series A,
                                             7% due 9/01/2024                                                      3,693
                  A-1       VMIG1++     900  Pinellas County, Florida, Health Facilities Authority, Revenue
                                             Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                             3.65% due 12/01/2015 (a)                                                900

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P      Moody's   Face                                                                        Value
State             Ratings   Ratings  Amount                         Issue                                       (Note 1a)
Georgia--1.6%     AA        Aa      $ 4,825  Atlanta, Georgia, GO, UT, Series A, 6.125% due 12/01/2023          $  4,995
                  A+        A3        4,785  Monroe County, Georgia, Development Authority, PCR, Refunding
                                             (Oglethorpe Power Scherer), Series A, 6.80% due 1/01/2011             5,386

Hawaii--1.5%      AA        Aa        8,820  Honolulu, Hawaii, City and County, UT, Series A, 6.25%
                                             due 4/01/2014                                                         9,565

Illinois--7.3%    AAA       Aaa      17,000  Chicago, Illinois, Metropolitan Housing Development
                                             Corporation, Mortgage Revenue Refunding Bonds (Housing
                                             Development), Series A, 6.85% due 7/01/2022 (b)(f)                   17,854
                  BBB       Baa1     21,000  Illinois Development Finance Authority, PCR, Refunding
                                             (Illinois Power Company Project), Series A, 7.375% due 7/01/2021     23,338
                  AA-       Aa3       2,130  Illinois Development Finance Authority Revenue Bonds
                                             (Presbyterian Home Lake), Series B, 6.25% due 9/01/2017               2,169
                  NR*       A         3,750  Illinois Student Assistance Commission, Student Loan Revenue
                                             Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                       3,949

Indiana--5.3%                                De Kalb County, Indiana, Redevelopment Authority
                                             (Mini-Mill Local Public Improvement Project), Series A:
                  A         NR*       3,000    6.50% due 1/15/2014                                                 3,207
                  A         NR*       3,220    6.625% due 1/15/2017                                                3,448
                  A         NR*       2,500  Indiana Bond Bank, Revenue Guarantee (State Revolving Fund
                                             Program), Series A, 6.875% due 2/01/2012                              2,741
                  BBB       Baa2      7,800  Indianapolis, Indiana, Airport Authority, Special Facilities
                                             Revenue Bonds (Federal Express Corporation Project), AMT, 7.10%
                                             due 1/15/2017                                                         8,340
                  A+        NR*      15,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Refunding, Series D, 6.75% due 2/01/2020                             16,193

Iowa--0.7%        NR*       A         4,070  Iowa Student Loan Liquidity Corporation, Student Loan
                                             Revenue Bonds (Iowa Partnership), AMT, 6.60% due 7/01/2008            4,264

Kansas--0.6%      AAA       Aaa       3,500  Kansas City, Kansas, Utility System Revenue Refunding and
                                             Improvement Bonds, 6.375% due 9/01/2023 (e)                           3,741

Kentucky--4.4%    NR*       Baa1      5,000  Ashland, Kentucky, PCR, Refunding (Ashland Oil Incorporated
                                             Project), 6.65% due 8/01/2009                                         5,289
                  AAA       Aaa       5,000  Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                             Series B, 6.625% due 7/01/2026 (f)                                    5,169
                  AAA       Aaa       6,570  Lexington--Fayette Urban County Government, Kentucky,
                                             Governmental Project Revenue Bonds (University of Kentucky
                                             Alumni Association Incorporated Project), 6.75% due
                                             11/01/2020 (c)                                                        7,358
                  NR*       NR*       5,250  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                             (TJ International Project), AMT, 7% due 6/01/2024                     5,425
                  AA        Aa2       5,000  Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                             Company), AMT, Series B, 6.55% due 11/01/2020                         5,258

Louisiana--1.9%   NR*       Baa2     11,115  Lake Charles, Louisiana, Harbor and Terminal District, Port
                                             Facilities Revenue Refunding Bonds (Trunkline Company
                                             Project), 7.75% due 8/15/2022                                        12,538

Maryland--0.3%    NR*       Aaa       1,950  Prince Georges County, Maryland, Hospital Revenue Bonds
                                             (Dimensions Health Corporation), 7% due 7/01/2002 (i)                 2,219

Massachusetts--                              Massachusetts Bay Transportation Authority, General
4.6%                                         Transportation Systems, Revenue Refunding Bonds, UT, Series A:
                  A+        A1        3,730    7% due 3/01/2011                                                    4,312
                  A+        A1        3,550    7% due 3/01/2014                                                    4,144
                  BBB+      Aaa       1,045  Massachusetts Municipal Wholesale Electric Company, Power
                                             Supply System Revenue Bonds, Series B, 6.75% due 7/01/2002 (i)        1,174
                  A         A1        3,595  Massachusetts State Health and Educational Facilities Authority
                                             Revenue Bonds (Brigham and Women's Hospital), Series C,
                                             7% due 6/01/2018                                                      3,816

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P      Moody's   Face                                                                        Value
State             Ratings   Ratings  Amount                         Issue                                       (Note 1a)
Massachusetts     AAA       Aaa     $ 3,000  Massachusetts State, HFA, Residential Development, Series D,
(concluded)                                  6.80% due 11/15/2012 (j)                                           $  3,205
                                             Massachusetts State, HFA, S/F Housing Revenue Bonds:
                  A+        Aa        4,090    Series 33, 6.35% due 6/01/2017                                      4,222
                  A+        Aa        3,035    Series 37, 6.35% due 6/01/2017                                      3,133
                  AAA       Aaa       5,000  Massachusetts State Water Resource Authority, Series A,
                                             6.50% due 12/01/2001 (i)                                              5,539

Michigan--3.5%    BBB       Baa1     12,650  Dickinson County, Michigan, Economic Development Corporation,
                                             PCR, Refunding (Champion International Corporation Project),
                                             5.85% due 10/01/2018                                                 12,285
                  A         A         4,375  Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds (Detroit Medical Center Obligated Group), Series A,
                                             6.50% due 8/15/2018                                                   4,571
                  AA        Aaa       5,000  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                             Revenue Bonds (William Beaumont Hospital), Series D,
                                             6.75% due 1/01/2001 (i)                                               5,508

Missouri--0.9%    AAA       Aaa       2,000  Kansas City, Missouri, Municipal Assistance Corporation,
                                             Revenue Refunding Bonds (Leasehold--H. Roe Bartle), Series A,
                                             5% due 4/15/2020 (c)                                                  1,852
                  AA-       Aa3       4,000  Saint Louis, Missouri, Parking Facility Revenue Bonds, 6.625%
                                             due 12/15/2021                                                        4,161

Nebraska--2.5%                               Nebraska Public Power District Revenue Bonds, Series A (c):
                  AAA       Aaa       7,600    Electric System, 5.25% due 1/01/2028                                7,220
                  AAA       Aaa       9,400    Power Supply System, 5.25% due 1/01/2028                            8,930

Nevada--0.2%      A1+       P1        1,500  Washoe County, Nevada, Water Facility Revenue Bonds
                                             (Sierra Pacific Power Company Project), VRDN, AMT,
                                             3.65% due 12/01/2020 (a)                                              1,500

New Hampshire--   NR*       Baa1      4,290  New Hampshire Higher Educational and Health Facilities
0.7%                                         Authority, Revenue Refunding Bonds (Saint Anselm College),
                                             6.20% due 7/01/2013                                                   4,244

New Mexico--1.1%  A1+       P1        1,580  Farmington, New Mexico, PCR, Refunding (Arizona Public
                                             Service Company), VRDN, Series B, 3.60% due 9/01/2024 (a)             1,580
                  A         A2        5,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                             Corporation Project), 6.50% due 4/01/2013                             5,259

New York--10.4%                              New York City, New York, GO, UT:
                  BBB+      Baa1      5,000    Refunding, Series E, 6.50% due 2/15/2006                            5,289
                  AAA       Aaa       3,535    Series A, 7.75% due 8/15/2001 (i)                                   4,076
                  BBB+      Baa1      1,465    Series A, 7.75% due 8/15/2017                                       1,634
                  BBB+      Baa1      5,000    Series B, 5.875% due 8/15/2013                                      4,862
                  BBB+      Baa1      9,055    Series F, 5.75% due 2/01/2019                                       8,566
                  BBB+      Baa1      8,825    Series G, 5.75% due 2/01/2017                                       8,389
                  BBB+      Baa1      5,000    Series K, 6.25% due 4/01/2026                                       4,993
                  AAA       Aaa       7,300  New York State Dormitory Authority, Revenue Refunding Bonds
                                             (City University System), Third Generation Resources, Series 1,
                                             5.50% due 7/01/2024 (c)                                               7,097
                  A         Aa        2,500  New York State Environmental Facilities Corporation, PCR
                                             (State Water Revolving Fund), Series E, 6.50% due 6/15/2014           2,681
                  A         A        13,450  New York State Local Government Assistance Corporation,
                                             Series A, 6.50% due 4/01/2020                                        14,269
                  BBB       Baa1      5,000  New York State Urban Development Corporation, Revenue
                                             Refunding Bonds (Correctional Capital Facilities), 5.75%
                                             due 1/01/2013                                                         4,866

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P      Moody's   Face                                                                        Value
State             Ratings   Ratings  Amount                         Issue                                       (Note 1a)
North Carolina--  NR*       Aa1     $ 4,800  Craven County, North Carolina, Industrial Facilities and
2.0%                                         Pollution Control Financing Authority Resource Bonds
                                             (Craven Wood Energy Project), VRDN, AMT, Series C, 3.55%
                                             due 5/01/2011 (a)                                                  $  4,800
                  A         A2        4,500  Martin County, North Carolina, Industrial Facilities and
                                             Pollution Control Financing Authority Revenue Bonds (Solid
                                             Waste--Weyerhaeuser Company), AMT, 5.65% due 12/01/2023               4,378
                  NR*       VMIG1++   4,000  Person County, North Carolina, Industrial Facilities and
                                             Pollution Control Financing Authority, Solid Waste Disposal
                                             Revenue Bonds (Carolina Power and Light Company), DATES, AMT,
                                             3.75% due 11/01/2016 (a)                                              4,000

Ohio--1.6%        AA-       Aa3      10,000  Ohio State Air Quality Development Authority, Revenue
                                             Refunding Bonds (Dayton Power and Light Project), Series B,
                                             6.40% due 8/15/2027                                                  10,462

Pennsylvania--    A1+       VMIG1++   2,000  Philadelphia, Pennsylvania, Hospitals and Higher Education
0.3%                                         Facilities Authority, Hospital Revenue Bonds (Children's
                                             Hospital Project), VRDN, Series A, 3.70% due 3/01/2027 (a)            2,000

South Carolina--  A         A1       12,000  Fairfield County, South Carolina, PCR (South Carolina Electric
7.6%                                         and Gas Company), 6.50% due 9/01/2014                                12,891
                  A-        A1        8,000  Richland County, South Carolina, Solid Waste Disposal
                                             Facilities Revenue Bonds (Union Camp Corporation Project), AMT,
                                             Series A, 6.75% due 5/01/2022                                         8,477
                  BBB       Baa1      5,000  South Carolina Jobs, EDA, Economic Development Revenue
                                             Bonds (Saint Francis Hospital--Franciscan Sisters), 7% due
                                             7/01/2015                                                             5,260
                                             South Carolina State Public Service Authority Revenue Bonds
                                             (Santee Cooper), Series D (i):
                  AAA       Aaa       6,590    6.50% due 7/01/2002 (b)                                             7,334
                  AAA       Aaa       9,500    6.625% due 7/01/2002                                               10,629
                  NR*       NR*       3,800  Spartanburg County, South Carolina, Solid Waste Disposal
                                             Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                             11/01/2024                                                            4,134

South Dakota--    AAA       Aa1       5,500  South Dakota, HDA, Homeownership Mortgage, Refunding,
0.9%                                         Series A, 6.45% due 5/01/2022                                         5,624

Tennessee--3.3%   BBB       Baa1      2,500  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                             (Recycling Facility--Calhoun Newsprint--Bowater), AMT,
                                             7.40% due 12/01/2022                                                  2,695
                  AA        Aa       18,050  Metropolitan Government, Nashville and Davidson Counties,
                                             Tennessee, UT, 6.15% due 5/15/2025                                   18,575

Texas--5.1%       BB+       Baa2      5,000  Alliance Airport Authority Incorporated, Texas, Special
                                             Facilities Revenue Bonds (AMR/American Airlines Incorporated
                                             Project), AMT, 7.50% due 12/01/2029                                   5,326
                  NR*       Aaa       1,000  Bell County, Texas, Health Facilities Development Corporation
                                             Revenue Bonds (Lutheran General Health Care System--
                                             Parkside Medical Services Corporation), 6.50% due 7/01/2019 (g)       1,049
                  A-1       VMIG1++   3,900  Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                             Electric Company), VRDN, AMT, Series C, 3.65% due
                                             6/01/2030 (a) (b)                                                     3,900
                  NR*       VMIG1++   1,400  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                             (Citgo Petroleum Corporation Project), VRDN, AMT, 3.70% due
                                             5/01/2025 (a)                                                         1,400
                  BBB       Baa1      1,840  Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                             (Champion International Corporation), AMT, 7.45% due
                                             5/01/2026                                                             1,979
                  A-        A         5,000  Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Bonds (Memorial Hospital
                                             Systems Project), Series A, 6.60% due 6/01/2014                       5,268

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                   S&P      Moody's   Face                                                                        Value
State             Ratings   Ratings  Amount                         Issue                                       (Note 1a)
Texas             A-1       VMIG1++ $ 1,000  Harris County, Texas, Industrial Development Corporation,
(concluded)                                  Solid Waste Disposal Revenue Bonds (Deer Park Limited
                                             Partnership), VRDN, AMT, Series A, 3.70% due 2/01/2023 (a)         $  1,000
                  AA        Aa        5,000  Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                             Sub-Lien, UT, 6.75% due 8/01/2014                                     5,433
                  NR*       VMIG1++     400  Port of Port Arthur, Texas, Navigational District, PCR,
                                             Refunding (Texaco Inc. Project), VRDN, 3.60% due 10/01/2024 (a)         400
                  A+        Aa        6,425  Texas Housing Agency, Residential Development Mortgage
                                             Revenue Bonds, Series A, 7.50% due 7/01/2015 (h)                      6,843

Utah--2.5%        AA        Aa       15,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                             (IHC Hospitals Inc.), 6.30% due 2/15/2015                            16,012

Vermont--1.1%     AA        Aa        5,000  Vermont Educational and Health Buildings, Financing Agency
                                             Revenue Bonds (Middlebury College Project), 5.375% due
                                             11/01/2026                                                            4,747
                  AAA       Aaa       2,500  Vermont State Student Assistance Corporation Revenue Bonds
                                             (Education Loan Financing Program), AMT, Series B,
                                             6.70% due 12/15/2012 (d)                                              2,644

Virginia--7.0%    AA        Aa        5,000  Chesapeake, Virginia, Water and Sewer, UT, Series A, 5% due
                                             12/01/2025                                                            4,552
                  AA        A1        1,550  Virginia Polytechnic Institute and State University Revenue
                                             Bonds, Series A, 5.50% due 6/01/2016                                  1,535
                                             Virginia State, HDA, Commonwealth Mortgage:
                  AA+       Aa1      22,000    Series A, 7.15% due 1/01/2033                                      23,114
                  AA+       Aa1       5,000    Series B, Sub-Series B-1, 6.875% due 7/01/2011                      5,327
                  AA        Aa       10,000  Virginia State, Transportation Board, Transportation Contract
                                             Revenue Refunding Bonds (Route 28 Project), 6.50% due
                                             4/01/2018                                                            10,633

Washington--1.1%  AA-       Aaa       6,250  Lewis County, Washington, Public Utility District No. 001
                                             Revenue Bonds (Cowlitz Falls Hydroelectric Project), 7% due
                                             10/01/2001 (i)                                                        7,041

West Virginia--   A         P1        5,000  Braxton County, West Virginia, Solid Waste Disposal Revenue
1.7%                                         Bonds (Weyerhaeuser Company Project), AMT, 6.50% due
                                             4/01/2025                                                             5,247
                  BBB+      Baa1      5,600  Putnam County, West Virginia, PCR, Refunding (Appalachian
                                             Power Company Project), Series C, 6.60% due 7/01/2019                 5,795

Wisconsin--0.8%   A         A1        3,800  Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
                                             Series D, 7.20% due 11/01/2013                                        4,021
                  NR*       A         1,100  Wisconsin State Health and Educational Facilities Authority
                                             Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                             6.60% due 8/15/2022                                                   1,145

Total Investments (Cost--$610,440)--99.9%                                                                        642,811

Other Assets Less Liabilities--0.1%                                                                                  343
                                                                                                                --------
Net Assets--100.0%                                                                                              $643,154
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FSA Insured.
(e)FGIC Insured.
(f)FHA Insured.
(g)Escrowed to Maturity.
(h)GNMA Collateralized.
(i)Prerefunded.
(j)FNMA Collateralized.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$610,440,249) (Note 1a)                         $642,811,280
                    Cash                                                                                          87,028
                    Receivables:
                      Interest                                                             $ 11,704,926
                      Securities sold                                                           179,475       11,884,401
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       4,917
                    Prepaid expenses and other assets                                                             91,054
                                                                                                            ------------
                    Total assets                                                                             654,878,680
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   10,577,008
                      Dividends to shareholders (Note 1f)                                       746,870
                      Investment adviser (Note 2)                                               271,764       11,595,642
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       128,621
                                                                                                            ------------
                    Total liabilities                                                                         11,724,263
                                                                                                            ------------

Net Assets:         Net assets                                                                              $643,154,417
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (8,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $200,000,000
                      Common Stock, par value $.10 per share (30,425,258 shares
                      issued and outstanding)                                              $  3,042,526
                    Paid-in capital in excess of par                                        423,867,420
                    Undistributed investment income--net                                      3,834,049
                    Accumulated realized capital losses on investments--net (Note 5)        (19,881,723)
                    Accumulated distributions in excess of realized capital gains--net
                    (Note 1f).                                                                  (78,886)
                    Unrealized appreciation on investments--net                              32,371,031
                                                                                           ------------
                    Total--Equivalent to $14.57 net asset value per share of Common
                    Stock (market price--$12.875)                                                            443,154,417
                                                                                                            ------------
                    Total capital                                                                           $643,154,417
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                     For the Year Ended October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 38,515,534
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  3,215,162
                    Commission fees (Note 4)                                                    504,744
                    Transfer agent fees                                                         114,488
                    Accounting services (Note 2)                                                 87,391
                    Professional fees                                                            86,277
                    Printing and shareholder reports                                             55,575
                    Custodian fees                                                               38,660
                    Listing fees                                                                 38,105
                    Directors' fees and expenses                                                 23,187
                    Pricing fees                                                                 15,176
                    Amortization of organization expenses (Note 1e)                               7,561
                    Other                                                                        40,530
                                                                                           ------------
                    Total expenses                                                                             4,226,856
                                                                                                            ------------
                    Investment income--net                                                                    34,288,678
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (5,776,283)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      5,462,482
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 33,974,877
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                 $ 34,288,678     $ 35,119,813
                    Realized loss on investments--net                                        (5,776,283)     (14,104,541)
                    Change in unrealized appreciation on
                    investments--net                                                          5,462,482       57,751,325
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     33,974,877       78,766,597
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (27,326,111)     (27,222,513)
Shareholders          Preferred Stock                                                        (7,212,600)      (7,552,050)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (501,333)
                      Preferred Stock                                                                --          (80,648)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --          (67,954)
                      Preferred Stock                                                                --          (10,932)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (34,538,711)     (35,435,430)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (563,834)      43,331,167
                    Beginning of year                                                       643,718,251      600,387,084
                                                                                           ------------     ------------
                    End of year*                                                           $643,154,417     $643,718,251
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,834,049     $  4,084,082
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                               For the Period
The following per share data and ratios have been derived                                                        June 26,
from information provided in the financial statements.                                                           1992++ to
                                                                           For the Year Ended October 31,        Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  14.58   $  13.16  $  15.95  $  13.38   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.14       1.15      1.16      1.18        .32
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.01)      1.43     (2.57)     2.58       (.75)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.13       2.58     (1.41)     3.76       (.43)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.90)      (.89)     (.96)     (.99)      (.20)
                      Realized gain on investments--net                     --       (.02)     (.22)       --         --
                      In excess of realized gain on
                      investments--net                                      --         --++++    --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.90)      (.91)    (1.18)     (.99)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.24)      (.25)     (.16)     (.20)      (.03)
                        Realized gain on investments--net                   --         --+++++ (.04)       --         --
                        In excess of realized gain on
                        investments--net                                    --         --+++++   --        --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.13)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.25)     (.20)     (.20)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.57   $  14.58  $  13.16  $  15.95   $  13.38
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 12.875   $ 12.625  $  11.00  $  15.25   $ 13.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      9.12%     23.63%   (21.32%)   19.68%     (7.83%)+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.93%     19.34%   (10.00%)   27.46%     (4.25%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .66%       .66%      .66%      .60%       .14%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .66%       .66%      .66%      .61%       .59%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.32%      5.65%     5.50%     5.52%      5.71%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $443,154   $443,718  $400,387  $485,376   $403,538
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $200,000   $200,000  $200,000  $200,000   $200,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  68.22%     57.56%    42.31%    66.14%     10.12%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,216   $  3,219  $  3,002  $  3,427   $  3,018
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    953   $    961  $    571  $    713   $     94
Share on                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    880   $    917  $    627  $    685   $     97
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    888   $    977  $    577  $    747   $    100
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    885   $    921  $    698  $    832   $    103
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on September 16, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.



NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $419,379,067 and $434,466,350, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized
                                      Gains      Unrealized
                                     (Losses)       Gains


Long-term investments             $(1,003,412)   $32,371,031
Short-term investments                  6,910             --
Financial futures contracts        (4,779,781)            --
                                  -----------    -----------
Total                             $(5,776,283)   $32,371,031
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $32,371,031, of which $32,378,665 related to appreciated securities and $7,634 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $610,440,249.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 30,425,258. At October 31, 1996, total paid-in capital amounted to $426,909,946.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.70%; Series B, 3.31%; Series C, 3.39%; and Series D, 3.36%.

As of October 31, 1996, there were 8,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $280,524 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $11,565,000, of which $7,048,000 expires in 2003 and $4,517,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075636 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period June 26, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.